SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 6, 1999



                         COMMUNITY FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)




Virginia                              0-18265                    54-1532044
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(State or other jurisdiction    (Commission File No.)          (IRS Employer
    of incorporation)                                        Identification No.)




38 North Central Avenue, Staunton, Virginia                            24401
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(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code: (540) 886-0796




                                      N/A
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         (Former name or former address, if changed since last report)



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Item 5.       Other Events

         On December 6, 1999, the Registrant issued the attached press release announcing that its Board of Directors has authorized the repurchase of up to 5% of the Company's outstanding stock.

Item 7.       Financial Statements and Exhibits

         (c)  Exhibits

         99  Press Release, December 6, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           COMMUNITY  FINANCIAL CORPORATION




Date: December 6, 1999                     By: /S/ THOMAS W. WINFREE
                                               --------------------------------
                                               Thomas W. Winfree, President and
                                                 Chief Executive Officer